UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2005


                          First Consulting Group, Inc.

             (Exact name of registrant as specified in its charter)


         Delaware                     0-23651              95-3539020
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(State or other jurisdiction        (Commission          (IRS Employer
       Of incorporation)            File Number)      Identification No.)

   111 W. Ocean Blvd. 4th Floor,
           Long Beach, CA                                  90802
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 (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

     On December 20, 2005, FCG issued a press release announcing the expected financial impact of certain expense reduction actions occurring in the fourth quarter of 2005. The full text of this press release is furnished as Exhibit
99.1 to this report.

     The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Attached as Exhibit 99.1 to this report is FCG's press releases  furnished under
Item 7.01 of this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  First Consulting Group, Inc.



Date:  December 20, 2005          By:      /s/ Michael A. Zuercher
                                  -------------------------------------------
                                           Michael A. Zuercher
                                           VP, General Counsel and Secretary